Aston Funds

Supplement dated March 4, 2013

to the Statement of Additional Information dated February 28, 2013

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and should be retained and read in conjunction with the SAI. Keep it for future reference.

The following information replaces the first paragraph under the “Control Persons and Principal Holders of Securities” section on page 68 of the SAI in its entirety:

Listed below are the names and addresses of those shareholders who, as of January 30, 2013, owned of record or beneficially 5% or more of the shares of a class of a Fund. Shareholders who have the power to vote a large percentage of shares (at least 25% of the voting shares of a Fund) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting.

The following information is added to the “Control Persons and Principal Holders of Securities – ASTON/River Road Dividend All Cap Value Fund” on page 73 of the SAI:

ASTON/River Road Dividend All Cap Value Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class

Raymond James OMNIBUS for Mutual Funds ATTN Courtney Waller 880 Carillon PKWY Saint Petersburg, FL 33716	I	7,248,188.689	14.3058%

The following information replaces the third entry under the “Control Persons and Principal Holders of Securities – ASTON/Lake Partners LASSO Alternatives Fund” on page 85 of the SAI in its entirety:

ASTON/Lake Partners LASSO Alternatives Fund
Shareholder Name and Address	Class	Shares Owned	Percent of Class

Pershing LLC PO Box 2052 Jersey City, NJ 07399	N	503,816.455	17.2138%

SAI SUP 313